-------------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                         Reported): February 28, 2003


                                 CWABS, INC.
             ---------------------------------------------------
            (Exact name of registrant as specified in its charter)


          Delaware                  333-101101          95-4596514
----------------------------       ------------     ------------------
(State or Other Jurisdiction       (Commission       (I.R.S. Employer
      of Incorporation)            File Number)    Identification No.)


      4500 Park Granada
    Calabasas, California                                 91302
   -----------------------                              ----------
    (Address of Principal                               (Zip Code)
     Executive Offices)

-------------------------------------------------------------------------------

       Registrant's telephone number, including area code (818) 225-3237
                                                          ----- --------

-------------------------------------------------------------------------------

Item 5.  Other Events.
----     ------------

         Filing of Certain Materials.

         In connection with the issuance by CWABS, Inc. Asset-Backed Certificates, Series 2003-1 (the "Certificates"), CWABS, Inc. is filing herewith a mortgage insurance policy with a corresponding declaration page and endorsements relating to the mortgage loans. The policy, declaration page, and endorsements, which are listed as Exhibit 99.1 hereto, are filed on Form SE dated March 6, 2003.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         ------------------------------------------------------------------

         (a) Not applicable.

         (b) Not applicable.

         (c) Exhibits:

99.1     TGIC Mortgage Guaranty Master Policy (with
         Declaration Page and Endorsements)filed on Form SE dated March 6, 2003.


---------------------
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated January 29, 2003 and prospectus supplement dated February 21, 2003, of CWABS, Inc., relating to its Asset-Backed Certificates, Series 2003-1.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             CWABS, INC.



                                        By:  /s/ Celia Coulter
                                             Celia Coulter
                                             Vice President


         Dated:  March 6, 2003

         Exhibit Index

         Exhibit
Page
         99.1  TGIC Mortgage Guaranty Master Policy (with Declaration
               Page and Endorsements) filed on Form SE dated March 6, 2003    5